UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



           Pursuant to Section 13 or 15 (d) of the Securities Exchange
                                   Act of 1934



       Date of Report (Date of earliest event reported) August 14,2002


                         INGERSOLL-RAND COMPANY LIMITED
             (Exact name of registrant as specified in its charter)


         Bermuda                    1-985                      N/A
(State of incorporation)   (Commission File Number)      (I.R.S. Employer
                                                        Identification No.)

                             Clarendon House
                             2 Church Street
                         Hamilton HM 11, Bermuda
                (Address of principal executive offices)




        Registrant's telephone number, including area code: (441)295-2838


                             INGERSOLL-RAND COMPANY LIMITED


Item 5.       OTHER EVENTS

On August 14, 2002, Herbert L. Henkel, the Company's Principal Executive Officer, and Timothy R. McLevish, the Company's Principal Financial Officer, voluntarily executed sworn statements, each in the form of Exhibit A to the Securities and Exchange Act Commission Order No. 4-460 dated June 27, 2002. A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).


Exhibit No.         Description

     99.1           Statement Under Oath of Principal Executive
                    Officer dated August 14, 2002

     99.2           Statement Under Oath of Principal Financial
                    Officer dated August 14, 2002



                             INGERSOLL-RAND COMPANY LIMITED
                                        SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                           INGERSOLL-RAND COMPANY LIMITED
                                     (Registrant)



Date: August 14, 2002   /s/ T.R. McLevish
                        T.R. McLevish, Senior Vice President &
                        Chief Financial Officer

                        Principal Financial Officer